UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2015

CLEVELAND BIOLABS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-32954	20-0077155
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 High Street

Buffalo, New York 14203

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (716) 849-6810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

On July 9, 2015, Cleveland BioLabs, Inc. (the “Company”) closed its previously announced private placement transaction with David Davidovich, a venture capital investor (the “Purchaser”), pursuant to which the Company issued and sold to the Purchaser an aggregate of 6,459,948 shares of the Company’s common stock, par value $0.005 per share (the “Shares”), for an aggregate purchase price of approximately $25 million, or $3.87 per share (the “Private Placement,” and the closing of the Private Placement, the “Closing”). The Closing occurred pursuant to the terms of the Securities Purchase Agreement between the Company and the Purchaser, dated June 24, 2015 (the “Purchase Agreement”).

On June 19, 2015, pursuant to Listing Rule 5635(f), NASDAQ Stock Market LLC (“NASDAQ”) granted the Company’s request for a financial viability exception to the shareholder approval requirements that would otherwise apply to the Private Placement. The Audit Committee of the Company’s Board of Directors, which is comprised solely of independent, disinterested directors, approved the Company’s reliance on the NASDAQ financial viability exception. In accordance with NASDAQ requirements, on June 24, 2015 the Company mailed a letter to stockholders notifying them of its intention to close the Private Placement without obtaining approval from its stockholders.

The Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Act and by Rule 506 of Regulation D, promulgated by the Securities and Exchange Commission (the “SEC”), and in reliance on similar exemptions under applicable state laws. The Company intends to make a Form D filing in accordance with the requirements of Regulation D. No underwriting discounts or commissions were paid as a result of the offer, sale and issuance by the Company of the Shares.

On November 4, 2014, the Company entered into a letter agreement, as later amended (the “Placement Agency Agreement”) with Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT:LTS) (“Ladenburg”) pursuant to which the Company engaged Ladenburg to act as its exclusive book-runner in connection with the issuance and sale of its equity securities. Pursuant to the terms of the Placement Agency Agreement, the Company will pay to Ladenburg $685,000 in connection with the Private Placement. In addition, on June 3, 2015, the Company entered into a letter agreement (the “Fairness Opinion Advisory Agreement”) with Ladenburg pursuant to which the Company engaged Ladenburg to render a fairness opinion with regard to the Private Placement. Pursuant to the terms of the Fairness Opinion Advisory Agreement, the Company has paid to Ladenburg a fairness opinion advisory fee equal to $300,000.

In connection with the Closing, on July 9, 2015 the Company entered into a Registration Rights Agreement with the Purchaser (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, the Company has agreed to file a registration statement under the Act covering the resale of the Shares within sixteen (16) months. The Company will bear all expenses of such registration. Additionally, on July 9, 2015, each of the Company’s executive officers and directors entered into a Voting Agreement, pursuant to which each director and officer agreed to vote all shares over which such director and officer has control (in their capacity as stockholders of the Company and not in their capacity as directors or officers) in favor of certain amendments to the Company’s restated certificate of incorporation, as further described in the Company’s Current Report on Form 8-K, filed on June 24, 2015.

The foregoing descriptions of and references to the Purchase Agreement, the Registration Rights Agreement and Voting Agreement are summaries of the material terms of such agreements and documents, do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, Registration Rights Agreement and Voting Agreement, filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 24, 2015.

Item 3.02.          Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above are incorporated herein to this Item 3.02.

Item 5.01          Change in Control of Registrant.

The disclosures set forth in Item 1.01 above are incorporated herein to this Item 5.01.

Immediately following the Closing, the Purchaser owns approximately 60.21% of the Company’s outstanding common stock. The source of funds for the purchase of the Shares was cash on hand of the Purchaser. The Purchaser is not assuming control from any one individual stockholder or control group, and thus no disclosure is required under Item 5.02(6) of Form 8-K. Additionally, there is no arrangement or understanding among the Purchaser and a former control group that would require disclosure under Item 5.02(7) of Form 8-K.

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Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth in Item 1.01 are incorporated herein to this Item 5.02.

Appointment of New Directors

Pursuant to the terms of the Purchase Agreement, the Purchaser has the right to (i) designate seven new directors (each a “Designee”) to the Company’s Board of Directors (the “Board”) and (ii) nominate for election to the Board a majority of directors until such time when the Purchaser no longer holds a majority of the issued and outstanding common stock of the Company. In accordance with the foregoing, on June 9, 2015 the Board expanded the size of the Board from seven (7) members to thirteen (13) members, and elected the following Designees to fill the vacancies created thereby: Ivan Persiyanov, CFA, Julia Lebedina, Konstantin Gorshkov, Tatiana Levina, Natalia Saraeva, Natalia Khudyk and Anna Evdokimova.

Employment Agreements

(a) Yakov Kogan, Ph.D., MBA

On July 9, 2015, the Company entered into an employment agreement with the Company’s Chief Executive Officer, Yakov Kogan, Ph.D., MBA (the “Kogan Agreement”). Pursuant to the terms of the Kogan Agreement, Dr. Kogan will serve as the Company’s Chief Executive Officer until the earlier of July 9, 2020 or his termination pursuant to the terms of the agreement. Under the Kogan Agreement, Dr. Kogan will receive an initial base salary of $276,000, which is subject to review by the Board (or a committee thereof) in its sole discretion, but may not be decreased other than in the instance of an across-the-board salary reduction affecting all executive officers of the Company. Additionally, Dr. Kogan shall be eligible to participate in the Company’s Annual Executive Bonus Plan based on a base pay rate equal to the greater of (y) Dr. Kogan’s base salary on the date the annual bonus is measured (i.e. the last day of the year) and (z) $345,000, subject to the terms and conditions of such plan, as revised from time to time. The Company is required to reimburse Dr. Kogan for all reasonable business expenses incurred by him in performing the services under the Kogan Agreement.

If Dr. Kogan’s employment is terminated by the Company for reason other than death, Disability or Cause, or Dr. Kogan resigns for Good Reason (each as defined in the Kogan Agreement), then (i) Dr. Kogan will be entitled to continuing payments of his base salary for a period of twelve (12) months (the “Severance Period”), which such base salary shall equal the greater of (y) Dr. Kogan’s base salary in effect immediately preceding the date of termination and (z) $345,000, and (ii) the Company shall pay the COBRA premiums necessary to continue health insurance coverage for up to twelve months. Additionally, Dr. Kogan’s issued and outstanding options will continue to vest according to their established schedules throughout the Severance Period, and all vested options will remain exercisable throughout the Severance Period, but in no event later than the expiration date of such options. If Dr. Kogan is terminated by the Company for reason other than death, Disability or Cause, or Dr. Kogan resigns for Good Reason, in either case within twelve (12) months following a Change in Control (as defined in the Company’s Equity Incentive Plan), then, in addition to receiving the severance benefits described above, Dr. Kogan’s issued and outstanding options will become immediately vested and will remain exercisable through the Severance Period, but in no event later than the expiration date of such options.

(b) Langdon Miller, MD

On July 9, 2015, the Company entered into an employment agreement with the Company’s President and Chief Medical Officer, Langdon Miller, MD (the “Miller Agreement”). Pursuant to the terms of the Miller Agreement, Dr. Miller will serve as the Company’s President and Chief Medical Officer until the earlier of July 9, 2020 or his termination pursuant to the terms of the agreement. Under the Miller Agreement, Dr. Miller will be classified as an hourly exempt employee and will receive an initial base salary of $300,000, which is subject to review by the Board (or a committee thereof) in its sole discretion, but may not be decreased other than in the instance of an across-the-board salary reduction affecting all executive officers of the Company. In the event Dr. Miller works more than 1,000 hours during any annual period, upon approval by the Company, Dr. Miller shall thereafter be paid an hourly rate of $350 per hour for work conducted for the remainder of the year. Additionally, Dr. Miller shall be eligible to participate in the Company’s Annual Executive Bonus Plan based on a base pay rate equal to 50% of Dr. Miller’s base salary, subject to the terms and conditions of such plan, as revised from time to time. The Company is required to reimburse Dr. Miller for all reasonable business expenses incurred by him in performing the services under the Miller Agreement.

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If Dr. Miller’s employment is terminated by the Company for reason other than death, Disability or Cause, or Dr. Kogan resigns for Good Reason (each as defined in the Miller Agreement), then Dr. Miller will be entitled to continuing payments of his base salary in effect immediately preceding the date of termination for a period of twelve (12) months (the “Severance Period”). Additionally, Dr. Miller’s issued and outstanding options will continue to vest according to their established schedules throughout the Severance Period, and all vested options will remain exercisable throughout the Severance Period, but in no event later than the expiration date of such options. If Dr. Miller is terminated by the Company for reason other than death, Disability or Cause, or Dr. Miller resigns for Good Reason, in either case within twelve (12) months following a Change in Control (as defined in the Company’s Equity Incentive Plan), then, in addition to receiving the severance benefits described above, Dr. Miller’s issued and outstanding options will become immediately vested and will remain exercisable through the Severance Period, but in no event later than the expiration date of such options.

(c) Andrei Gudkov, Ph.D., D. Sci

On July 9, 2015, the Company entered into an employment agreement with the Company’s Chief Scientific Officer, Andrei Gudkov, Ph.D. (the “Gudkov Agreement”). Pursuant to the terms of the Gudkov Agreement, Dr. Gudkov will serve as the Company’s Chief Scientific Officer until the earlier of July 9, 2020 or his termination pursuant to the terms of the agreement. Under the Gudkov Agreement, Dr. Gudkov will receive an initial base salary of $110,941, which is subject to review by the Board (or a committee thereof) in its sole discretion, but may not be decreased other than in the instance of an across-the-board salary reduction affecting all executive officers of the Company. Additionally, Dr. Gudkov shall be eligible to participate in the Company’s Annual Executive Bonus Plan based on a base pay rate equal to 2x Dr. Gudkov’s base salary subject to the terms and conditions of such plan, as revised from time to time. The Company is required to reimburse Dr. Gudkov for all reasonable business expenses incurred by him in performing the services under the Gudkov Agreement.

If Dr. Gudkov’s employment is terminated by the Company for reason other than death, Disability or Cause, or Dr. Gudkov resigns for Good Reason (each as defined in the Gudkov Agreement), then (i) Dr. Gudkov will be entitled to continuing payments equal to the greater of (y) his base salary in effect immediately preceding the date of termination and (z) $138,677, for a period of twelve (12) months (the “Severance Period”) and (ii) the Company shall pay the COBRA premiums necessary to continue health insurance coverage for up to twelve (12) months. Additionally, Dr. Gudkov’s issued and outstanding options will continue to vest according to their established schedules throughout the Severance Period, and all vested options will remain exercisable throughout the Severance Period, but in no event later than the expiration date of such options. If Dr. Gudkov is terminated by the Company for reason other than death, Disability or Cause, or Dr. Gudkov resigns for Good Reason, in either case within twelve (12) months following a Change in Control (as defined in the Company’s Equity Incentive Plan), then, in addition to receiving the severance benefits described above, Dr. Gudkov’s issued and outstanding options will become immediately vested and will remain exercisable through the Severance Period, but in no event later than the expiration date of such options.

The foregoing descriptions of the Kogan Agreement, the Miller Agreement and the Gudkov Agreement are summaries of the material terms of such agreements and documents, do not purport to be complete and are qualified in their entirety by reference to the Kogan Agreement, the Miller Agreement and the Gudkov Agreement, filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01         Other Events.

On July 10, 2015, the Company issued a press release titled “Cleveland BioLabs Announces Board Appointments.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement by and between Yakov Kogan and the Company, dated July 9, 2015.
10.2	Employment Agreement by and between Langdon Miller and the Company, dated July 9, 2015.
10.3	Employment Agreement by and between Andrei Gudkov and the Company, dated July 9, 2015.
99.1	Press release, dated July 10, 2015.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and in its other filings from time to time filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2015	CLEVELAND BIOLABS, INC.

	By:	/s/ Yakov Kogan
Yakov Kogan
Chief Executive Officer

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